                                                                    EXHIBIT 99.2

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK OF
                        SANCHEZ COMPUTER ASSOCIATES, INC.
                      IN CONNECTION WITH THE ACQUISITION BY
                        FIDELITY NATIONAL FINANCIAL, INC.
                                       OF
                        SANCHEZ COMPUTER ASSOCIATES, INC.

                                 EXCHANGE AGENT:
                              If By Hand Delivery:

                   Continental Stock Transfer & Trust Company
                           17 Battery Place, 8th Floor
                               New York, NY 10004

                        If By Mail or Overnight Courier:

                   Continental Stock Transfer & Trust Company
                           17 Battery Place, 8th Floor
                               New York, NY 10004

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      Pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 27, 2004, by and among Fidelity National Financial, Inc. ("FNF"), Sanchez Computer Associates, Inc. ("Sanchez"), Fidelity Information Services, Inc., Sunday Merger Corp., and Sunday Merger, LLC (the "Merger Agreement"), upon consummation of the merger of Sanchez and Sunday Merger Corp., each share of Sanchez common stock that you hold will be converted, unless you make a valid election as described below, into the right to receive $3.25 in cash or FNF Common Stock with a value equal to $3.25 (based upon the exchange ratio calculated pursuant to the Merger Agreement). Pursuant to this Form of Election and Letter of Transmittal, you may elect to receive FNF Common Stock or cash. Subject to adjustment as described in the Merger Agreement and in the proxy statement/prospectus previously provided to shareholders of Sanchez, if you elect to receive stock, you will receive FNF Common Stock with a value equal to $6.50 (based upon the exchange ratio calculated pursuant to the Merger Agreement) and if you elect to receive cash, you will receive $6.50. The form of merger consideration will be adjusted if the number of shares of Sanchez Common Stock that elect cash is not equal to the number that elect to receive FNF Common Stock. Accordingly, if you elect to receive cash, you may receive a portion of the merger consideration in the form of FNF Common Stock, and if you elect to receive stock, you may receive a portion of the merger consideration in cash. For a full discussion of the merger, the effect of this election and the adjustment mechanism SEE THE PROXY STATEMENT/PROSPECTUS DATED , 2004.

            YOU ARE NOT REQUIRED TO MAKE AN ELECTION. You should only complete and return this Form of Election and Letter of Transmittal if you desire to make an election.

      If you desire to make an election, this Form of Election and Letter of Transmittal, the Sanchez Computer Associates, Inc. common stock certificates and any other required documents (collectively, the "Exchange Materials") should be sent by each holder of Sanchez common stock to the Exchange Agent so that the Exchange Materials are received by the Exchange Agent at or prior to 5:00 p.m. (Eastern Time) on _______, 2004 (the "Delivery Deadline"). Delivery of the Exchange Materials (or any part of them) to an address other than as set forth above will not constitute valid delivery. Copies of the Merger Agreement, this Form of Election and Letter of Transmittal and the proxy statement/prospectus previously provided to shareholders of Sanchez may be requested from the Exchange Agent at the addresses shown above. If you have any questions regarding this letter of transmittal, please call the customer service department of Continental Stock Transfer & Trust Company at (212) 509-4000 extension 536.

Ladies and Gentlemen:

      The undersigned hereby transfers the certificates representing shares of common stock, no par value per share (the "Sanchez Common Stock"), of Sanchez Computer Associates, Inc., a Pennsylvania corporation ("Sanchez"), subject to completion of the merger, identified in Column 1 of Box A below, with the request that:

      - no election be made with respect to the number of shares of Sanchez Common Stock listed in Column 2 of Box A; and

      - the number of shares of Sanchez Common Stock listed in Column 4 of Box A be converted into common stock, par value $.0001 per share (the "FNF Common Stock"), of Fidelity National Financial, Inc., a Delaware corporation ("FNF"), with a value of $6.50, at the exchange ratio calculated pursuant to the Agreement and Plan of Merger and Reorganization, dated as of January 27, 2004, by and among FNF, Fidelity Information Services, Inc. Sunday Merger Corp., Sunday Merger, LLC and Sanchez (the "Merger Agreement"); and

      - the number of shares of Sanchez Common Stock listed in Column 3 of Box A be converted into $6.50 in cash (without interest and net of any required withholding) per share.

      The undersigned represents and warrants that the undersigned has full power and authority to surrender the Sanchez Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the shares of Sanchez Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      The undersigned understands that FNF will pay to each former shareholder of Sanchez who otherwise would be entitled to receive a fractional share of FNF Common Stock an amount in cash in lieu of any fractional share. The undersigned also understands that if the number of shares of Sanchez Common Stock with respect to which Sanchez shareholders have elected to receive cash consideration does not equal the number of shares of Sanchez Common Stock with respect to which Sanchez shareholders have elected to receive shares of FNF Common Stock, the form of merger consideration elected by the greater number of shares will be subject to adjustment based on the mechanism described in the merger agreement and in the proxy statement/prospectus provided to Sanchez shareholders.

      Unless otherwise indicated in Box B entitled "Special Issuance and Payment Instructions," any check for cash in lieu of a fractional share, any check for shares of Sanchez Common Stock converted into cash, and any certificate for FNF Common Stock will be issued in the name of the registered holder(s) of the shares of Sanchez Common Stock appearing below. Similarly, unless otherwise indicated in Box C entitled "Special Delivery Instructions," any check for cash in lieu of a fractional share, any check for shares of Sanchez Common Stock converted into cash, and any certificate for FNF Common Stock will be mailed to the registered holder(s) of the shares of Sanchez Common Stock at the addresses of the registered holder(s) appearing below under Box A, entitled "Election and Description of Shares Deposited." If Box B, entitled, "Special Issuance and Payment Instructions" and Box C entitled "Special Delivery Instructions" both are completed, any check for cash in lieu of a fractional share, any check for shares of Sanchez Common Stock converted into cash, and any certificates for FNF Common Stock will be issued in the name(s) of the person(s), and such check and such certificate(s) will be mailed to the address(es), indicated.

BOX A: ELECTION AND DESCRIPTION OF SHARES DEPOSITED

      Name and address of the holder of record as shown on the records of Sanchez Common Stock certificates deposited and election (please print or type):

          Name:
          -----------------------------------------------------------------
          Address:

          -----------------------------------------------------------------
                                                    (Include zip code)

        COLUMN 1          COLUMN 2       COLUMN 3       COLUMN 4       COLUMN 5
        --------          --------       --------       --------       --------
   CERTIFICATE NUMBER   SHARES WITH     SHARES TO     SHARES TO BE       TOTAL
                         RESPECT TO         BE       CONVERTED INTO     SHARES
                          WHICH NO      CONVERTED   FNF COMMON STOCK  REPRESENTED
                      ELECTION IS MADE  INTO CASH                       BY THE
                                                                      APPLICABLE
                                                                      CERTIFICATE

   -------------------------------------------------------------------------------

   -------------------------------------------------------------------------------

   -------------------------------------------------------------------------------

   -------------------------------------------------------------------------------

                     (ATTACH SEPARATE SCHEDULE IF NECESSARY)

      No holder of shares of Sanchez Common Stock may elect to have a fraction of a share of Sanchez Common Stock converted into FNF Common Stock. All elections must be made with respect to whole shares only.

BOX B:  SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

   To be completed only if the check for Sanchez Common Stock converted to cash, cash in lieu of a fractional share, and/or the certificate(s) for FNF Common Stock are to be paid or issued in the name of someone other than the person(s) in whose name(s) the certificate(s) representing the shares of Sanchez Common Stock listed in this Form of Election and Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B). Issue check for Sanchez Common Stock converted to cash, cash in lieu of a fractional share and/ or certificate(s) for FNF Common Stock to (please print):

Name:
------------------------------------------------------------------------------

Address:
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               (Include zip code)

Taxpayer Identification or Social Security No.:
                                                ------------------------------
                                                    (See Substitute Form W-9)

BOX C:  SPECIAL DELIVERY INSTRUCTIONS (CHANGE OF ADDRESS)

      To be completed only if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check for Sanchez Common Stock converted to cash; (ii) the check for cash in lieu of a fractional share; and/or
(iii) the certificate(s) representing any FNF Common Stock issued for any shares of Sanchez Common Stock listed in this Form of Election and Letter of Transmittal. Mail check and/or certificate(s) for FNF Common Stock to (please print):


Name:
------------------------------------------------------------------------------

Address:______________________________________________________________________

------------------------------------------------------------------------------
                               (Include zip code)

Taxpayer Identification or Social Security No.:_______________________________
                                                     (See Substitute Form W-9)

      The undersigned understands and agrees that the acceptance and delivery of any Form of Election and Letter of Transmittal by or to the Exchange Agent will not of itself create any right to receive cash or FNF Common Stock in exchange for the shares of Sanchez Common Stock listed in this Form of Election and Letter of Transmittal, and that such right will arise only to the extent provided in the Merger Agreement.

                SIGN HERE (COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owner(s)________________________________________________________

Name(s) (please print):_________________________________________________________

--------------------------------------------------------------------------------
                     CAPACITY (FULL TITLE)

Address:________________________________________________________________________
                         (INCLUDE ZIP CODE)

Area Code and Telephone
Number:_________________________________________________________________________

Tax Identification or Social Security
Number:_________________________________________________________________________
                      (SEE SUBSTITUTE FORM W-9)

Dated: _______________________ , 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTION 4)


             FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW.

AUTHORIZED SIGNATURE(S)_________________________________________________________

NAME ___________________________________________________________________________

NAME OF FIRM____________________________________________________________________

ADDRESS_________________________________________________________________________
                         (INCLUDE ZIP CODE)
AREA CODE AND TELEPHONE NUMBER__________________________________________________

DATE____________________________________________________________________________

NOTE: A Guarantee of Signature is required only if checks in payment of any cash and/or new certificates of FNF Common Stock are to be payable to the order of and/or registered in names other than on the surrendered Sanchez certificates.

   INSTRUCTIONS FOR COMPLETION OF FORM OF ELECTION AND LETTER OF TRANSMITTAL

      This Form of Election and Letter of Transmittal should be properly filled in, dated, signed and delivered, together with the certificate(s) representing the shares of Sanchez Common Stock currently held by you, to the Exchange Agent. Please read and carefully follow the instructions regarding completion of this Form of Election and Letter of Transmittal set forth below.

1. EXECUTION AND DELIVERY

      This Form of Election and Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with the certificate(s) representing your Sanchez Common Stock, to the Exchange Agent at the appropriate address set forth on the cover page of this Form of Election and Letter of Transmittal before the Delivery Deadline. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND THE CERTIFICATE(S) FOR SHARES OF SANCHEZ COMMON STOCK IS AT THE OPTION AND RISK OF THE SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

2. SIGNATURES

      The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Form of Election and Letter of Transmittal must correspond exactly to the name(s) on the face of the certificate(s) sent to the Exchange Agent, unless the shares of Sanchez Common Stock represented by the certificate(s) have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on the Form of Election and Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s) (see Instruction 4 below). If shares of Sanchez Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Form of Election and Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Forms of Election and Letters of Transmittal should be submitted.

3. CHECKS AND/OR CERTIFICATES IN SAME NAME

      If checks in payment of any cash and/or any certificates for shares of FNF Common Stock are to be payable to the order of and/or registered in exactly the same name on the surrendered certificate(s), you will not be required to endorse the surrendered certificate(s) or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(c) below.

4. CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES

      If checks in payment of any cash and/or any certificates for shares of FNF Common Stock are to be payable to the order and/or registered in a different name from the name on the surrendered certificate(s), or delivered to a different address, please follow these instructions:

            (a) Registered Holders. If the registered holder of certificate(s) signs the Form of Election and Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Form of Election and Letter of Transmittal. No endorsements or signature guarantees on certificate(s) or stock powers are required in this case.

            (b) Transferees. If the Form of Election and Letter of Transmittal is signed by a person other than the registered holder, the certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate representing FNF Common Stock. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every particular and must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion

      Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing an "Eligible Institution"). If this Instruction 4(b) applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution.

            (c) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered certificate(s) should be appropriately endorsed, for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed, for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution.

5. SUPPORTING EVIDENCE

      If any Form of Election and Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Form of Election and Letter of Transmittal, surrendered certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

6. NOTICE OF DEFECTS; RESOLUTIONS OF DISPUTES

      Neither FNF nor the Exchange Agent will be under any obligation to notify you that the Exchange Agent has not received a properly completed Form of Election and Letter of Transmittal, however FNF or the Exchange Agent will notify you if they determine that the Form of Election and Letter of Transmittal is invalid. Any and all disputes with respect to Forms of Election and Letters of Transmittal (including, but not limited to, matters relating to time limits and defects or irregularities in the surrender of any certificate) will be resolved by the Exchange Agent and its decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right, in its sole discretion, to reject any and all Forms of Election and Letters of Transmittal and surrenders of certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Form of Election and Letter of Transmittal or in the surrender of any certificate. Surrenders of certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

7. FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9/W-8BEN

      Federal income tax law requires each shareholder to provide the Exchange Agent with his/her current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth below. If such shareholder is an individual, the TIN is his/her social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, reportable payments that are made to such shareholder or other payee who has not provided a correct TIN may be subject to 28% backup withholding. Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding requirements. In order for a foreign person to qualify as an exempt recipient, that person must submit to the Exchange Agent a properly completed substitute IRS Form W-8BEN, signed under penalties of perjury, attesting to that person's exempt status. A substitute Form W-8BEN is set forth below. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payment made to the payee. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. If you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN by the time of payment, 28% of all reportable payments made to you will be withheld. You are required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Sanchez shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

      Any checks in payment of any cash and/or any certificates representing FNF Common Stock will be mailed to the address of the holder of record as indicated in Box A, or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

9. LOST STOCK CERTIFICATES

      If you are unable to locate the certificates representing your shares of Sanchez Common Stock, contact the Exchange Agent at the address provided in this Form of Election and Letter of Transmittal. The Exchange Agent will instruct you on the procedures to follow.

10. OPTIONS

      Any shares acquired as a result of exercise of options between the Delivery Deadline and the effective time of the merger will be treated as shares with respect to which the Sanchez shareholder holding such shares has made no election to receive either all cash or all stock as merger consideration.

11. ADDITIONAL COPIES

      Additional copies of this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent.

12. INQUIRIES

      All inquiries with respect to surrender of certificates representing Sanchez Common Stock should be made directly to the Exchange Agent at the address on the front of this Form of Election and Letter of Transmittal or by calling (212) 509-4000 extension 536.

13. MISCELLANEOUS

      As soon as practicable following completion of the merger, the Exchange Agent will begin mailing and delivering checks and share certificates for FNF Common Stock in exchange for Sanchez Common Stock certificates that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to Instruction 7 applies.

                 PAYOR'S NAME: FIDELITY NATIONAL FINANCIAL, INC.

SUBSTITUTE                  NAME:_______________________________________________
FORM W-9
                            ADDRESS:____________________________________________

                            CHECK APPROPRIATE SPACE:
                            Individual/Sole Proprietor ______ Corporation______ Partnership _________
                            Other (specify) _______________________   Exempt
                            from Backup
                            Withholding

DEPARTMENT OF THE TREASURY  PART 1 - PLEASE PROVIDE     Social Security number
INTERNAL REVENUE SERVICE    YOUR TIN IN THE BOX AT      (or Individual
                            RIGHT AND CERTIFY BY        Taxpayer Identification
                            SIGNING AND DATING BELOW    Number)
                                                        (If awaiting TIN, write
                                                        "Applied For")

PAYOR'S REQUEST FOR                                     ________________________
TAXPAYER IDENTIFICATION                                         or
NUMBER (TIN)

                                                        Employer identification
                                                        number
                                                        (If awaiting EIN,
                                                        Applied For")
                                                        ________________________

                            PART 2 - CERTIFICATION - UNDER PENALTIES OF
                            PERJURY, I CERTIFY THAT:

                            (1) The number shown on this form is my correct
                                Taxpayer Identification Number (or I am
                                waiting for a number to be issued to me), and
                            (2) I am not subject to backup withholding
                                because (a) I am exempt from backup
                                withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                            (3) I am a U.S. person (including a U.S. resident
                                alien).

Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE _______________________________  DATE   _______________________ , 2004


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF ANY PAYMENTS MADE TO YOU PURSUANT TO OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1 THAT YOU
                              ARE AWAITING A TIN.


                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE  _______________________________________________   DATE ____________

                 PAYOR'S NAME: FIDELITY NATIONAL FINANCIAL, INC.

SUBSTITUTE               NAME:__________________      __________________________
FORM W-8BEN                                             Country of incorporation

                         ADDRESS:_______________________________________________
                         Permanent resident address (street, apt. or suite no., or rural). Do not use a P.O. box or in-care-of address

                         _______________________________________________________
DEPARTMENT OF THE        City or town, state or province.  Include postal code
TREASURY INTERNAL        where appropriate
REVENUE SERVICE          __________________________
                         Country

                         _______________________________________________________
                         Mailing address (if different from above)

                         _______________________________________________________
PAYOR'S REQUEST FOR      City or town, state or province.  Include postal code
CERTIFICATION OF         where appropriate.
FOREIGN STATUS           ___________________________
                         Country


                         CHECK APPROPRIATE SPACE:
                         Individual ______ Corporation______ Partnership _________ Disregarded entity ______
                         Simple trust ______ Grantor Trust ______ Complex trust ______ Estate ______
                         Government ______ International organization ______ Central bank of issue ______
                         Tax-exempt organization ______ Private foundation _____

CERTIFICATION: I HAVE EXAMINED THE INFORMATION ON THIS FORM AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT IS TRUE, CORRECT, AND COMPLETE. I FURTHER CERTIFY UNDER PENALTIES OF PERJURY THAT I AM THE BENEFICIAL OWNER (OR AM AUTHORIZED TO SIGN FOR THE BENEFICIAL OWNER) OF ALL THE INCOME TO WHICH THIS FORM RELATES AND THE BENEFICIAL OWNER IS NOT A U.S. PERSON. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO ESTABLISH YOUR STATUS AS A NON-U.S. PERSON.

SIGNATURE _____________________________________ DATE ____________________ , 2004


NOTE: This form is to be completed to avoid back-up withholding if you are NOT

     1.    A U.S. citizen or resident
     2.    A U.S. corporation
     3.    A U.S. partnership
     4.    A U.S. trust, or
     5.    a U.S. estate

It is to be completed for the beneficial owner of the Sanchez stock being exchanged in the merger.

Your permanent residence address is the address in the country where you claim to be a resident for purposes of that country's income tax. DO NOT show the address of a financial institution, a post office box, or an address used solely for mailing purposes. If you are an individual who does not have a tax residence in any country, your permanent residence is where you normally reside. If you are not an individual and you do not have a tax residence in any country, the permanent residence address is where you maintain your principal office.